UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2008

FRESHWATER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-140595
(Commission File Number)

98-0508360
(IRS Employer Identification No.)

30 Denver Crescent, Suite 200, Toronto, Ontario Canada M2J 1G8
(Address of principal executive offices and Zip Code)

(416) 490-0254
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01       Other Events

On September 16, 2008, we signed a non-binding Memorandum of Understanding with The Water Geeks Laboratories Inc. to acquire Exclusive World Wide Rights to sell products using the marketing brand “The Water Geeks”. Water Geeks Laboratories offer a number of drinking water products that are environmentally friendly and which are marketed directly to consumers.

Our company and The Water Geeks intend to negotiate a definitive agreement within 120 days from the signing of the Memorandum of Understanding.

Item 9.01         Financial Statements and Exhibits.

(d)             Exhibits

99.1	News Release dated September 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESHWATER TECHNOLOGIES, INC.

By:	/s/ Max Weissengruber
Max Weissengruber
President and director

Dated: September 22, 2008